UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 30, 2007
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State of Organization)	Commission File No. 1-12616	38-2730780 (IRS Employer I.D. No.)
27777 Franklin Road
Suite 200
Southfield, Michigan 48034
(Address of principal executive offices)
(248) 208-2500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On December 30, 2007, Sun Communities, Inc. (the “Company”) amended its restricted stock award agreements with Gary A. Shiffman (the Company’s Chief Executive Officer) and Jeffrey P. Jorissen (the Company’s Chief Financial Officer) and amended its employment agreement with Brian W. Fannon (the Company’s Chief Operating Officer). The following brief description of these amendments is qualified in its entirety by reference to the full text of the amendments to the respective agreements, copies of which are attached as Exhibits 10.1 through 10.3, and each is incorporated by reference into this Item 1.01.
     Amendments to Restricted Stock Award Agreements with Mr. Shiffman and Mr. Jorissen
     The amendments to Mr. Shiffman’s and Mr. Jorissen’s respective restricted stock award agreements adjust the target compound annual growth rate of the Company’s funds from operations during a certain period of time through 2009 that is necessary to be achieved in order for certain performance-based shares provided for in Mr. Shiffman’s and Mr. Jorissen’s respective restricted stock award agreements to vest. Additionally, the Company has added the right to decrease any or all such performance based shares that vest on these adjusted numbers should the Compensation Committee of the Company so decide prior to March 1, 2010.
     Amendment to Employment Agreement with Mr. Fannon
     This amendment to Mr. Fannon’s employment agreement adjusts the target compound annual growth rate of the Company’s funds from operations during a certain period of time through 2009 that is necessary to be achieved in order for Mr. Fannon to earn certain performance-based incentive cash compensation provided for in his employment agreement. Additionally, the Company has added the right to withdrawal all such earned incentive compensation based on these adjusted numbers should the Compensation Committee of the Company so decide prior to March 1, 2010.
ITEM 9.01. EXHIBITS
(d)	Exhibits.

EXHIBIT #	DESCRIPTION
10.1	Second Amendment to Restricted Stock Award Agreement, dated December 30, 2007, by and between the Company and Gary A. Shiffman
10.2	Second Amendment to Restricted Stock Award Agreement, dated December 30, 2007, by and between the Company and Jeffrey P. Jorissen
10.3	First Amendment to Employment Agreement, dated December 30, 2007, by and between the Company and Brian W. Fannon

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2008	SUN COMMUNITIES, INC.
	By:	/s/ Jeffrey P. Jorissen
Jeffrey P. Jorissen, Executive Vice President,
Treasurer, Chief Financial Officer, and Secretary

SUN COMMUNITIES, INC.
EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Restricted Stock Award Agreement, dated December 30, 2007, by and between the Company and Gary A. Shiffman
10.2	Second Amendment to Restricted Stock Award Agreement, dated December 30, 2007, by and between the Company and Jeffrey P. Jorissen
10.3	First Amendment to Employment Agreement, dated December 30, 2007, by and between the Company and Brian W. Fannon